UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2010

XL Capital Ltd
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	1-10804	98-0191089
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda		HM08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-8515

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

XL Capital Ltd (the “Company”) issued a press release on January 12, 2010 announcing a proposal to change the Company’s place of incorporation to Ireland from the Cayman Islands. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

99.1: Press Release (“XL Capital Ltd Announces Proposed Redomestication to Ireland from the Cayman Islands”) dated January 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL Capital Ltd

January 12, 2010	By:	/s/ Kirstin R. Gould Kirstin R. Gould Title: Secretary and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	XL Capital Ltd Announces Proposed Redomestication to Ireland from the Cayman Islands